EXHIBIT 99

                           MORGAN STANLEY

                              2003-HE1

                       COMPUTATIONAL MATERIALS
                             ALL RECORDS

SELECTION CRITERIA: ALL RECORDS
TABLE OF CONTENTS

1. Credit Score
---------------

1. CREDIT SCORE

                                                          % OF
                                                         MORTGAGE
                                                         POOL BY
                                         AGGREGATE      AGGREGATE      WEIGHTED      WEIGHTED
                             NUMBER       CUT-OFF        CUT-OFF       AVERAGE       AVERAGE       WEIGHTED     WEIGHTED
                               OF           DATE           DATE         GROSS       REMAINING      AVERAGE       AVERAGE
                            MORTGAGE     PRINCIPAL      PRINCIPAL      INTEREST        TERM        ORIGINAL       FICO
CREDIT SCORE                 LOANS      BALANCE ($)      BALANCE       RATE (%)      (MONTHS)        LTV          SCORE
------------------------------------------------------------------------------------------------------------------------------------
<= 0                                 7        654,597           0.07       10.433            356        71.67             0
491 - 500                           16      1,965,124           0.22        8.871            357        70.57           500
501 - 510                          122     16,105,408           1.77         8.82            355        73.63           506
511 - 520                          195     26,332,683           2.89         8.58            354         74.8           515
521 - 530                          235     33,403,717           3.67        8.572            350        74.13           526
531 - 540                          268     37,402,524           4.11        8.476            346        75.56           536
541 - 550                          290     40,028,164            4.4        8.452            347        77.37           546
551 - 560                          320     45,512,857              5        8.534            345        79.51           556
561 - 570                          309     46,425,438            5.1        8.452            346        79.36           566
571 - 580                          309     45,112,630           4.96        8.259            341        79.67           575
581 - 590                          296     44,451,701           4.89        8.063            344        79.57           585
591 - 600                          310     47,172,223           5.18        7.905            347        80.73           596
601 - 610                          360     54,015,597           5.94        7.772            345        81.33           605
611 - 620                          367     56,705,098           6.23        7.824            343        81.81           616
621 - 630                          383     59,142,816            6.5        7.708            340        81.08           625
631 - 640                          384     63,039,230           6.93         7.62            344        82.88           636
641 - 650                          366     60,646,941           6.66        7.527            346        82.04           645
651 - 660                          306     48,213,630            5.3        7.396            344        81.28           655
661 - 670                          257     39,992,993            4.4        7.426            342        80.56           666
671 - 680                          219     33,735,304           3.71         7.44            340        80.62           675
681 - 690                          146     23,208,660           2.55        7.304            345        82.54           685
691 - 700                          107     17,152,219           1.88        7.234            340         80.7           695
701 - 710                           95     15,051,432           1.65        7.328            338        78.36           705
711 - 720                           75     12,254,790           1.35        7.247            338        80.54           716
721 - 730                           59      9,902,390           1.09        7.222            341        81.25           725
731 - 740                           50      8,073,035           0.89        7.176            350        80.27           736
741 - 750                           46      7,986,150           0.88        7.072            347        79.49           745
751 - 760                           31      4,560,566            0.5        7.326            338        76.46           756
761 - 770                           31      5,560,567           0.61        6.841            350        76.48           765
771 - 780                           13      2,635,560           0.29        7.135            338        80.55           776
781 - 790                           11      1,801,393            0.2        7.059            350        73.24           785
791 - 800                            9        967,351           0.11        7.012            356        71.86           795
801 - 810                            4        747,895           0.08        7.208            356        79.42           807
TOTAL:                           5,996    909,960,682            100        7.883            345        79.86           613

Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 613

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